UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
___________________

FORM 8-K/A
___________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 12, 2014
___________________

GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
___________________

DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

This report amends the current report on Form 8-K of General Motors Company (the “Company”) filed with the Securities and Exchange Commission on June 12, 2014 to provide the Company's decision on the frequency of the Stockholder Advisory Vote on Executive Compensation (the “Say-on-Pay Vote”) required by section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, based on the results of the voting at the Company’s annual meeting of stockholders held on June 10, 2014 (the "Annual Meeting").

ITEM 5.07(d) SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On the second day of its regular meeting held on August 11 and 12, 2014, the Board of Directors (the “Board”) of the Company adopted a resolution, based upon the recommendation of the Board’s Executive Compensation Committee, that the Company will hold the Say-on-Pay Vote every year until the next required stockholder vote on the frequency of the Say-on-Pay Vote. At the Annual Meeting, the Board recommended that stockholders vote in favor of conducting the Say-on-Pay Vote every year, and a plurality of stockholder votes favored the one-year option, which received more than approximately 80% of the votes cast.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: August 15, 2014	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer